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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          April 26, 1999
                                                --------------------------------

                            MITCHAM INDUSTRIES, INC.
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             (Exact name of registrant as specified in its Charter)


             Texas                     001-13490               76-0210849
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   (State or other Jurisdiction      (Commission File         (IRS Employer
        of Incorporation)                Number)          Identification Number)


44000 Highway 75 South, Huntsville, Texas                         77342
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (409) 291-2277
                                                   -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         (a) On April 26, 1999, due to a sharp decline in seismic activity and overall demand for the Company's services, the Company entered into a Termination Agreement with Input/Output, Inc. ("I/O") under which the parties terminated the Preferred Supplier Agreement they entered into effective June 30, 1998. Under the Preferred Supplier Agreement, the Company had agreed, among other things, to purchase an estimated $90 to $100 million (after discounts) of I/O equipment over a five-year term ending May 31, 2003. I/O had agreed, among other things, to refer to the Company all rental inquiries from its customers, and not to lease equipment covered by the I/O Agreement except in limited circumstances. As a result of the Termination Agreement, I/O is no longer restricted from competing with the Company in the short-term equipment leasing business, and may seek to more aggressively pursue lease and lease/purchase arrangements that would likely have been prohibited by the Preferred Supplier Agreement.

         (b) On April 28, 1999, the Company issued a press release with respect to the Termination Agreement. The press release is attached hereto as Exhibit 99.

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)    Financial Statements. Not Applicable.

         (b)    Pro Forma Financial Information. Not Applicable.

         (c)    Exhibits.

                Exhibit Number                  Description
                --------------                  -----------

                       10 Termination Agreement, dated April 26, 1999, between the Company and I/O

                       99          Press Release dated April 28, 1999











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MITCHAM INDUSTRIES, INC.
                                      -----------------------------------
                                      (Registrant)


DATED:  May 5, 1999



                                      By: /s/  Billy F. Mitcham, Jr.
                                         ---------------------------------------
                                          Billy F. Mitcham, Jr.
                                          President and Chief Executive Officer






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                                  EXHIBIT INDEX


Exhibit Number                     Description
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     10                  Termination Agreement, dated April 26, 1999, between
                         the Company and I/O

     99                  Press Release dated April 28, 1999
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